SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)        JANUARY 20, 2004

PROTECTIVE LIFE CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-12332	95-2492236
(State of other jurisdiction of incorporation)	(Commission File Number	(IRS Employer Identification No.)

2801 HIGHWAY 280 SOUTH, BIRMINGHAM, ALABAMA	35223
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (205) 268-1000

N/A

(Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS

On January 20, 2004, Protective Life Corporation (“Protective”) and PLC Capital Trust V (“Trust V”), entered into a purchase agreement (the “Purchase Agreement”) with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated, Wachovia Capital Markets, LLC, Morgan Keegan & Company, Inc. and SunTrust Capital Markets, Inc., as Representatives of the Underwriters named in the Purchase Agreement, for the sale of 4,000,000 6 1/8% Trust Preferred Securities (Liquidation Amount $25 per Trust Preferred Security) of Trust V.  The Trust Preferred Securities are a portion of the $500 million of securities that were registered by Protective and Trust V pursuant to a registration statement on Form S-3 under Rule 415 under the Securities Act of 1933, as amended, which registration statement was declared effective on May 9, 2003 (File No. 333-105003 (the “Registration Statement”)).

A copy of the Purchase Agreement is filed as Exhibit 1.1 to this Form 8-K. The consent of Debevoise & Plimpton, tax counsel to Protective and Trust V, to the filing of the opinion set forth in full under the caption “United States Federal Income Tax Consequences” in the Prospectus Supplement dated January 20, 2004, to the Prospectus dated May 9, 2003, included in the Registration Statement and the reference to such firm in such Prospectus Supplement is filed as Exhibit 8.1 to this Form 8-K. Copies of the instruments defining the rights of the holders of the Trust Preferred Securities are filed as Exhibits 4.1 through 4.5 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

(c)      EXHIBITS

EXHIBIT NUMBER	DESCRIPTION
1.1

Purchase Agreement dated January 20, 2004, between the Protective Life Corporation and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated, Wachovia Capital Markets, LLC, Morgan Keegan & Company, Inc. and SunTrust Capital Markets, Inc., as Representatives of the Underwriters named in the Purchase Agreement.

4.1

Certificate of Trust of PLC Capital Trust V, dated December 26, 2002 (incorporated herein by reference to Exhibit 4(cc) to Protective’s Registration Statement on Form S-3 filed on May 9, 2003 (File No. 333-105003)).

4.2	Amended and Restated Declaration of Trust of PLC Capital Trust V, dated January 27, 2004.

4.3

Supplemental Indenture No. 7 to the Subordinated Debenture, dated January 27, 2004, between Protective Life Corporation and The Bank of New York (as successor to AmSouth Bank), as Trustee defining the rights of the 6 1/8% Subordinated Debentures due 2034, Series F.

4.4	Preferred Securities Guarantee Agreement, dated January 27, 2004, between Protective Life Corporation, as Guarantor, and Wilmington Trust Company, as Guarantee Trustee.

4.5	Common Securities Guarantee Agreement, dated January 27, 2004, between Protective Life Corporation, as Guarantor, and Wilmington Trust Company, as Guarantee Trustee.

8.1	Tax Opinion of Debevoise & Plimpton.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 28, 2004

PROTECTIVE LIFE CORPORATION

By:	/s/ Richard J. Bielen
Richard J. Bielen
Senior Vice President, Treasurer and Chief Investment Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
1.1

Purchase Agreement dated January 20, 2004, between the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated, Wachovia Capital Markets, LLC, Morgan Keegan & Company, Inc. and SunTrust Capital Markets, Inc., as Representatives of the Underwriters named in the Purchase Agreement.

4.2	Amended and Restated Declaration of Trust of Protective Lite Corporation Capital Trust V, dated January 27, 2004.

4.3

Supplemental Indenture No. 7 to the Subordinated Debenture, dated January 27, 2004, between Protective Life Corporation and The Bank of New York (as successor to AmSouth Bank), as Trustee defining the rights of the 6 1/8% Subordinated Debentures due 2034, Series F.

4.4	Preferred Securities Guarantee Agreement, dated January 27, 2004, between Protective Life Corporation, as Guarantor, and Wilmington Trust Company, as Guarantee Trustee.

4.5	Common Securities Guarantee Agreement, dated January 27, 2004, between Protective Life Corporation, as Guarantor, and Wilmington Trust Company, as Guarantee Trustee.

8.1	Tax Opinion of Debevoise & Plimpton.